UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2020

Burgundy Technology Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39474	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PO Box 1093 Boundary Hall, Cricket Square Grand Cayman, KY1-1102 Cayman Islands		N/A
(Address of principal executive offices)		(Zip Code)

(345) 945-7099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	BTAQU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	BTAQ	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	BTAQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2020, Burgundy Technology Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000. The underwriters have been granted a 45-day option to purchase up to an additional 4,500,000 units offered by the Company to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-240243) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 31, 2020 (as amended, the “Registration Statement”):

•

An Underwriting Agreement, dated August 26, 2020, by and among the Company, Mizuho Securities USA LLC, as representatives of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated August 26, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated August 26, 2020, by and among the Company, its officers, its directors and the Company’s sponsor, Burgundy Technology Sponsor Limited (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated August 26, 2020, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated August 26, 2020, by and among the Company, the Sponsor and the holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Units Purchase Agreement, dated August 26, 2020 (the “Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On August 31, 2020, simultaneously with the consummation of the IPO of the Units of the Company, the Company consummated the private placement (the “Private Placement”) of an aggregate of 950,000 Units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $9,500,000. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act of 1933 (as amended, the “Securities Act”). In the Private Placement, Burgundy Technology Sponsor Limited (the “Sponsor”) purchased 950,000 Private Placement Units. The Private Placement Units are identical to the Units, except as otherwise disclosed in the Registration Statement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 26, 2020, the following individuals were appointed to the board of directors of the Company: Franck Cohen, Hervé Couturier, Raj Dani and Melissa Di Donato Roos. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated by reference herein.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the IPO, the Company filed its amended and restated memorandum and articles of association (the “M&A”) with the Registrar of Companies in the Cayman Islands. Among other things, the M&A authorizes the issuance of up to 200,000,000 ordinary shares, par value $0.0001 per share (“Ordinary Shares”), and up to 2,000,000 preferred shares, par value $0.0001 per share. The terms of the M&A are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the M&A is qualified in its entirety by reference to the full text of the M&A, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

On August 31, 2020, the Company consummated its IPO of 30,000,000 Units. A total of $301,500,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend any provisions of the M&A (A) to modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company is unable to complete an initial business combination within 18 months from the closing of its IPO (or up to 24 months from the closing of this offering if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) or (B) with respect to any other material provision relating to shareholders’ rights prior to the initial business combination or pre-business combination activity, and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO (or up to 24 months from the closing of this offering if the Company extends the period of time to consummate a business combination, as described in more detail in the Registration Statement) or liquidates prior to the expiration of the 18-month period, subject to applicable law.

In connection with the IPO, the Company issued a press release announcing the closing of the IPO, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 26, 2020, by and among the Company, Mizuho Securities USA LLC, as representatives of the several underwriters

3.1	Amended and Restated Memorandum and Articles of Association of the Company

4.1	Warrant Agreement, dated August 26, 2020, between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated August 26, 2020, among the Company, Burgundy Technology Sponsor Limited and the officers and directors of the Company

10.2	Investment Management Trust Agreement, dated August 26, 2020, between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated August 26, 2020, among the Company, Burgundy Technology Sponsor Limited and the holders party thereto

10.4	Private Placement Units Purchase Agreement, dated August 26, 2020, between the Company and Burgundy Technology Sponsor Limited

99.1	Press release, dated August 31, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURGUNDY TECHNOLOGY ACQUISITION CORPORATION

By:	/s/ Leo Apotheker
	Name:	Leo Apotheker
	Title:	Co-Chief Executive Officer

By:	/s/ James Scott Mackey
	Name:	James Scott Mackey
	Title:	Co-Chief Executive Officer

Date: September 1, 2020